UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2006

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2006, Encore Credit Corp., a direct wholly owned subsidiary of the registrant ("Encore"), Bravo Credit Corporation, an indirect wholly owned subsidiary of the registrant ("Bravo"), and the registrant entered into a $300 million uncommitted Second Amended and Restated Master Repurchase Agreement with IXIS Real Estate Capital Inc. (the "IXIS Master Repurchase Agreement"), which amends the Amended and Restated Master Repurchase Agreement, dated as of February 18, 2005. The IXIS Master Repurchase Agreement terminates on May 11, 2007. The IXIS Master Repurchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On May 12, 2006, Encore, Bravo and the registrant, as guarantors and originators, and ECC SPV II, Encore SPV II and Bravo SPV II, as sellers, entered into Amendment Number Four to the Master Repurchase Agreement and Pricing Side Letter with DB Structured Products, Inc., Aspen Funding Corp. and Newport Funding Corp., as buyers ("Amendment No. 4"). The purpose of Amendment No. 4 was to reduce the Maximum Purchase Price from $400 million, of which $150 million was uncommitted, to $200 million uncommitted and to extend the Termination Date to May 14, 2007. Amendment No. 4 is filed as Exhibit 10.2 to this Current Report on Form 8-K.

On May 12, 2006, the registrant entered into a Separation and General Release Agreement (the "Separation Agreement") with John Kohler, the registrant’s Executive Vice President, Capital Markets and Secondary Marketing, in connection with Mr. Kohler's resignation of employment with the registrant on April 30, 2006 (the "Resignation Date"). The Separation Agreement terminated Mr. Kohler’s employment agreement dated as of February 15, 2005 (the "Employment Agreement"), effective as of the Resignation Date. The Separation Agreement supersedes Mr. Kohler's Employment Agreement. Pursuant to the Separation Agreement, Mr. Kohler will be entitled to receive eight monthly payments in the amount of $23,437.50 and two monthly payments in the amount of $31,250.00 through February 2007.

The foregoing summary of certain terms of the Separation Agreement is qualified in its entirety by the complete text of the Separation Agreement. The Separation Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 of this Current Report on Form 8-K, effective April 30, 2006, Mr. Kohler's Employment Agreement with the registrant was terminated and superseded by the Separation Agreement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Second Amended and Restated Master Repurchase Agreement, dated as of May 12, 2006, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation, ConquistAmerica, Inc. and IXIS Real Estate Capital Inc.

10.2 Amendment Number Four to Master Repurchase Agreement and Pricing Side Letter, dated as of May 12, 2006, by and among ECC Capital Corporation, Encore Credit Corp. and Bravo Credit Corporation, as guarantors and originators, ECC SPV II, Encore SPV II and Bravo SPV II, as sellers, and DB Structured Products, Inc., Aspen Funding Corp. and Newport Funding Corp., as buyers.

10.3 Separation and General Release Agreement, dated as of May 12, 2006, by and among ECC Capital Corporation, Encore Credit Corp. and John Kohler.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

May 18, 2006	By:	/s/ Shahid S. Asghar

Name: Shahid S. Asghar
Title: President & Co-Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Second Amended and Restated Master Repurchase Agreement, dated as of May 12, 2006, by and among Encore Credit Corp., ECC Capital Corporation, Bravo Credit Corporation, ConquistAmerica, Inc. and IXIS Real Estate Capital Inc.
10.2	Amendment No. Four to Master Repurchase Agreement and Pricing Side Letter, dated as of May 12, 2006, by and among ECC Capital Corporation, Encore Credit Corp. and Bravo Credit Corporation as guarantors and originators, ECC SPV II, Encore SPV II and Bravo SPV II, as sellers and DB Structured Products, Inc., Aspen Funding Corp. and Newport Funding Corp., as buyers.
10.3	Separation and General Release Agreement, dated as of May 12, 2006, by and among ECC Capital Corporation, Encore Credit Corp. and John Kohler.